Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2004-A-F
Class A-1 1.08% Asset Backed Notes
Class A-2 1.49% Asset Backed Notes
Class A-3 2.18% Asset Backed Notes
Class A-4 2.87% Asset Backed Notes
Preliminary Servicer’s Certificate

This Servicer’s Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2004-A-F, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Trust, as Seller, and Wells Fargo Bank, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of February 4, 2004.  Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:	10/01/2004					Original
Monthly Period Ending:	10/31/2004	Purchases	Units	Cut-off Date	Closing Date	Pool Balance
Prev. Distribution/Close Date:	10/06/2004	Initial Purchase	70,496	02/05/2004	02/11/2004	$833,333,458
Distribution Date:	11/08/2004	Sub. Purchase #1
Days of Interest for Period:	33
Days in Collection Period:	31
Seasoning/Months Since Closing:	9	Total	70,496			$833,333,458

I.	MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

{1}	Beginning of period Aggregate Principal Balance				{1}	$615,708,864

{2}	Purchase of Subsequent Receivables				{2}	0

	Monthly Principal Amounts

	{3}	Collections on Receivables outstanding at end of period	{3}	19,950,817
	{4}	Collections on Receivables paid off during period	{4}	11,871,956
	{5}	Receivables becoming Liquidated Receivables during period	{5}	4,182,866
	{6}	Receivables becoming Purchased Receivables during period	{6}	19,660
	{7}	Other Receivables adjustments	{7}	(279)
	{8}	Less amounts allocable to Interest	{8}	(8,040,147)

	{9}	Total Monthly Principal Amounts			{9}	27,984,873

{10}	End of period Aggregate Principal Balance				{10}	$587,723,991

{11}	Pool Factor ({10} / Original Pool Balance)				{11}	70.5268684%

II.

MONTHLY PERIOD NOTE BALANCE CALCULATION:

			Class A-1	Class A-2	Class A-3	Class A-4	TOTAL
{12}	Original Note Balance	{12}	$222,000,000	$203,000,000	$160,000,000	$165,000,000	$750,000,000

{13}	Beginning of period Note Balance	{13}	$0	$198,352,534	$160,000,000	$165,000,000	$523,352,534

{14}	Noteholders’ Principal Distributable Amount	{14}	0	23,787,142	0	0	23,787,142
{15}	Noteholders’ Accelerated Principal Amount	{15}	0	0	0	0	0
{16}	Accelerated Payment Amount Shortfall	{16}	0	0	0	0	0
{17}	Deficiency Claim Amount	{17}	0	0	0	0	0

{18}	End of period Note Balance	{18}	$0	$174,565,392	$160,000,000	$165,000,000	$499,565,392

{19}	Note Pool Factors ({18} / {12})	{19}	0.0000000%	85.9928039%	100.0000000%	100.0000000%	66.6087189%

III.	RECONCILIATION OF PRE-FUNDING ACCOUNT:
{20}	Beginning of period Pre-Funding Account balance	{20}		$0
{21}	Purchase of Subsequent Receivables	{21}	0
{22}	Investment Earnings	{22}	0
{23}	Investment Earnings Transfer to Collections Account	{23}	0
{24}	Payment of Mandatory Prepayment Amount	{24}	0
{25}	Total Month Activity	{25}		0
{26}	End of period Pre-Funding Account balance	{26}		$0

IV.	CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT
{27}	Total Monthly Principal Amounts	{27}		$27,984,873
{28}	Required Pro-forma Note Balance	{28}	499,565,392
{29}	Pro-forma Note Balance	{29}	495,367,661
{30}	Step-down Amount (Max of 0 or ({28} - {29}))	{30}		4,197,731
{31}	Principal Distributable Amount ({27} - {30})	{31}		$23,787,142

V.	RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:
{32}	Beginning of period Capitalized Interest Account balance	{32}		$0
{33}	Monthly Capitalized Interest Amount	{33}	0
{34}	Investment Earnings	{34}	0
{35}	Investment Earnings Transfer to Collections Account	{35}	0
{36}	Payment of Overfunded Capitalized Interest Amount	{36}	0
{37}	Payment of Remaining Capitalized Interest Account	{37}	0
{38}	Total Monthly Activity	{38}		0
{39}	End of period Capitalized Interest Account balance	{39}		$0

VI.	RECONCILIATION OF COLLECTION ACCOUNT:
	Available Funds:
	{40}	Collections on Receivables during period (net of Liquidation Proceeds and Fees)							{40}	$31,691,817
	{41}	Liquidation Proceeds collected during period							{41}	1,557,000
	{42}	Purchase Amounts deposited in Collection							{42}	19,660
	{43}	Investment Earnings - Collection Account							{43}	27,200
	{44}	Investment Earnings - Transfer From Prefunding Account							{44}	0
	{45}	Investment Earnings - Transfer From Capitalized Interest Account							{45}	0
	{46}	Collection of Supplemental Servicing - Extension Fees							{46}	133,505
	{47}	Collection of Supplemental Servicing - Repo and Recovery Fees Advanced							{47}	97,200
	{48}	Collection of Supplemental Servicing - Late Fees							{48}	287,320
	{49}	Monthly Capitalized Interest Amount							{49}	0
	{50}	Mandatory Note Prepayment Amount							{50}	0
	{51}	Total Available Funds							{51}		33,813,702

	Distributions:
	{52}	Base Servicing Fee - to Servicer							{52}	1,154,454
	{53}	Repo and Recovery Fees - reimbursed to Servicer							{53}	97,200
	{54}	Bank Service Charges - reimbursed to Servicer							{54}	3,424
	{55}	Late Fees - to Servicer							{55}	287,320
	{56}	Backup Servicing Fees							{56}	3,000

		Noteholders’ Interest Distributable Amount
		Class	Beginning Note Balance	Interest Carryover	Interest Rate	Days	Days Basis	Calculated Interest
	{57}	Class A - 1	$0	0	1.08000%	33	Actual days/360	$0	{57}	0
	{58}	Class A - 2	198,352,534	0	1.49000%	30	30/360	246,288	{58}	246,288
	{59}	Class A - 3	160,000,000	0	2.18000%	30	30/360	290,667	{59}	290,667
	{60}	Class A - 4	165,000,000	0	2.87000%	30	30/360	394,625	{60}	394,625

		Noteholders’ Principal Distributable Amount
		Class	Principal Distributable	Principal Carryover	Excess Principal Due	Mandatory Note Prepayment		Total Principal
	{61}	Class A - 1	$0	0	0	0		$0	{61}	0
	{62}	Class A - 2	23,787,142	0	0	0		23,787,142	{62}	23,787,142
	{63}	Class A - 3	0	0	0	0		0	{63}	0
	{64}	Class A - 4	0	0	0	0		0	{64}	0
	{65}	Security Insurer Premiums - to FSA							{65}	197,745
	{66}	Total distributions							{66}		26,461,865

{67}	Excess Available Funds (or Deficiency Claim Amount)								{67}		7,351,837

{68}	Deposit to Spread Account to Increase to Required Level								{68}		0

{69}	Noteholders’ Accelerated Principal Amount								{69}		0

{70}	Deposit to Spread Account								{70}		$7,351,837

VlI.	CALCULATION OF ACCELERATED PRINCIPAL AMOUNT
{71}	Excess Available Funds After Amount to Increase Spread to Required Level	{71}	n/a
{72}	Pro Forma Note Balance ({13} - {9})	{72}	n/a
{73}	Required Pro Forma Note Balance (85.0% x ({10} + {26}))	{73}	n/a
{74}	Excess of Pro Forma Balance over Required Balance ({71} - {72})	{74}	n/a
{75}	End of Period Class A-1 Note Balance Prior to Accelerated Principal	{75}	n/a
{76}	Lesser of {74} or {75}	{76}	n/a
{77}	Accelerated Principal Amount (lesser of {71} or {76})	{77}		$0

VIII.	CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL
{78}	Pro Forma Note Balance ({13} - {9})	{78}	n/a
{79}	Required Pro Forma Note Balance (85.0% x ({10} + {26}))	{79}	n/a
{80}	Excess of Pro Forma Balance over Required Balance ({78} - {79})	{80}	n/a
{81}	End of Period Class A-1 Note Balance	{81}	n/a
{82}	Greater of {80} or {81}	{82}	n/a
{83}	Excess Available Funds After Amount to Increase Spread to Required Level	{83}	n/a
{84}	Investment Earnings on Collection Account ({43})	{84}	n/a
{85}	Accelerated Payment Amount Shortfall ({82} - {83} + {84})	{85}		$0

IX.	RECONCILIATION OF SPREAD ACCOUNT:	Initial	Sub #1	Sub #2	Sub #3
						Total
{86}	Initial or Subsequent Spread Account Deposits	$16,666,669	$0	$0	$0	$16,666,669
{87}	Beginning of period Spread Account balance			{87}		$18,471,266

	Additions to Spread Account
	{88}	Deposits from Collections Account		{88}	7,351,837
	{89}	Investment Earnings		{89}	25,293
	{90}	Deposits Related to Subsequent Receivables Purchases		{90}	0
	{91}	Deposit From Other FSA Series Spread Accounts		{91}	0
	{92}	Total Additions		{92}		7,377,130

{93}	Spread Account balance available for withdrawals			{93}		25,848,396

	Requisite Amount of Spread Account
	Specified Series Spread Account Shortfall After Target Satisfaction Date, the excess of Target OC over OC%	0
	Floor Amount (Calculation Below) =	16,666,669
	{94}	(Max of (1)$100,000 or (2) Lesser of Note Bal and 2% Original Pool Bal) + Spread Acct Shortfall		{94}	0
	{95}	3% of Aggregate Ending Balance + Spread Account Shortfall	17,631,720	{95}	17,631,720
	{96}	If Trigger Event exists then 10% of the Aggregate Principal Bal + Spread Acct Shortfall	0	{96}	0
	{97}	If an Insurance Agreement Event of Default exists then an unlimited amount (as specified by FSA)		{97}	0
	{98}	Requisite Amount of Spread Account		{98}		17,631,720

	Withdrawals from Spread Account
	{99}	Priority First - Deficiency Claim Amount		{99}	0
	Priority Second - Accelerated Payment Amount Shortfall	= 0
	{100}	Accelerated Payment Amount Shortfall in Excess of Requisite Amount		{100}	0
	{101}	Priority Third - Remaining Deficiency Claim(s) respect to any FSA Series		{101}	0
	{102}	Priority Fourth - One or More FSA Series Spread Account Shortfall (Cross Collateralization created)		{102}	0
	{103}	Priority Fifth - Unreimbursed Amounts for Any FSA Series Spread due to Priority Third		{103}	0
	{104}	Priority Sixth - Any FSA Series Owed by the Servicer to a Trustee, Lockbox Bank, Custodian, Backup Servicer, Administrator, Collateral Agent, Trust Collateral Agent, Indenture Collateral Agent, or other Service Provider		{104}	0
	{105}	Priority Seventh - to Servicer		{105}	8,216,676
	{106}	Total withdrawals		{106}		8,216,676

{107}	End of period Spread Account balance			{107}		17,631,720

X.	CALCULATION OF OC LEVEL AND OC PERCENTAGE
	{108}	Aggregate Principal Balance	{108}	587,723,991
	{109}	End of period Note Balance	{109}	499,565,392
	{110}	Line {109} less line {108} (During Funding Period amount equal to zero)	{110}	88,158,599
	{111}	OC level {110} / {108}	{111}	15.00%
	{112}	Ending Spread Bal as a percentage of Aggregate Principal Bal plus Prefunding Bal ({107}/{108}+{26})	{112}	3.00%
	{113}	OC Percentage ({111} + {112})	{113}		18.00%

By:	/s/ Connie Coffey
Name:	Connie Coffey
Title:	Senior Vice President, Treasury Reporting
Date:	November 2, 2004

AmeriCredit Automobile Receivables Trust 2004-A-F

Class A-1 1.08% Asset Backed Notes

Class A-2 1.49% Asset Backed Notes

Class A-3 2.18% Asset Backed Notes

Class A-4 2.87% Asset Backed Notes

Servicer’s Certificate

This Servicer’s Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2004-A-F, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Trust, as Seller, and Wells Fargo Bank, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of February 4, 2004.  Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:	10/01/2004
Monthly Period Ending:	10/31/2004
Prev. Distribution/Close Date:	10/06/2004
Distribution Date:	11/08/2004
Days of Interest for Period:	33
Days in Collection Period:	31
Seasoning/Months Since Closing:	9

I.	MONTHLY PERIOD NOTE BALANCE CALCULATION:		Class A-1	Class A-2	Class A-3	Class A-4	TOTAL
{1}	Original Note Balance	{1}	$222,000,000	$203,000,000	$160,000,000	$165,000,000	$750,000,000

{2}	Preliminary End of period Note Balance	{2}	$0	$174,565,392	$160,000,000	$165,000,000	$499,565,392

{3}	Deficiency Claim Amount	{3}	0	0	0	0	0

{4}	End of period Note Balance	{4}	$0	$174,565,392	$160,000,000	$165,000,000	$499,565,392

{5}	Note Pool Factors {4} / {1}	{5}	0.0000000%	85.9928039%	100.0000000%	100.0000000%	66.6087189%

II.	RECONCILIATION OF SPREAD ACCOUNT:

{6}	Preliminary End of period Spread Account balance	{6}	$17,631,720

{7}	Priority First - Deficiency Claim Amount from preliminary certificate	{7}	0

{8}	End of period Spread Account balance	{8}	$17,631,720

III.	MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

			Cumulative	Monthly
{9}	Original Number of Receivables	{9}	70,496
{10}	Beginning of period number of Receivables	{10}	0	52,635
{11}	Number of Subsequent Receivables Purchased	{11}	0	0
{12}	Number of Receivables becoming Liquidated Receivables during period	{12}	2,562	632
{13}	Number of Receivables becoming Purchased Receivables during period	{13}	2	2
{14}	Number of Receivables paid off during period	{14}	18,553	2,622
{15}	End of period number of Receivables	{15}	49,379	49,379

IV.	STATISTICAL DATA: (CURRENT AND HISTORICAL)

			Original	Prev. Month	Current
{16}	Weighted Average APR of the Receivables	{16}	16.37%	16.24%	16.21%
{17}	Weighted Average Remaining Term of the Receivables	{17}	55.00	50.19	49.66
{18}	Weighted Average Original Term of Receivables	{18}	63.00	63.00	63.00
{19}	Average Receivable Balance	{19}	$11,821	$11,698	$11,902
{20}	Aggregate Realized Losses	{20}	$0	$11,205,256	$13,850,782

V.	DELINQUENCY:

	Receivables with Scheduled Payment delinquent			Units	Dollars	Percentage
	{21}	31-60 days	{21}	3,447	$27,549,541	4.47%
	{22}	61-90 days	{22}	881	6,250,960	1.02%
	{23}	over 90 days	{23}	320	2,629,099	0.43%
	{24}	Receivables with Scheduled Payment delinquent more than 30 days at end of period	{24}	4,648	$36,429,600	5.92%

VI.	PERFORMANCE TESTS:

Delinquency Ratio
{25}	Receivables and Purchased Receivables with Scheduled Payment delinquent more than 60 days ({22} + {23})	{25}	$8,880,059
{26}	Beginning of period Principal Balance	{26}	615,708,864
{27}	Delinquency Ratio {25} divided by {26}	{27}		1.44%
{28}	Previous Monthly Period Delinquency Ratio	{28}		1.45%
{29}	Second previous Monthly Period Delinquency Ratio	{29}		1.66%

{30}	Average Delinquency Ratio ({27} + {28} + {29}) / 3	{30}		1.51%

{31}	Compliance (Delinquency Test Failure is a Delinquency Ratio equal to or greater than 4.25%.)	{31}		yes

Cumulative Default Rate
{32}	Defaulted Receivables in Current Period	{32}	$3,301,507
{33}	Cumulative Defaulted Receivables from last month	{33}	24,445,648
{34}	Cumulative Defaulted Receivables {32} + {33}	{34}	27,747,155
{35}	Original Pool Balance	{35}	833,333,458
{36}	Cumulative Default Rate {34} divided by {35}	{36}		3.32%

{37}	Compliance (Default Test Failure is a Cumulative Default Rate equal to or greater than 8.24%.)	{37}		yes

Cumulative Net Loss Rate
{38}	Receivables becoming Liquidated Receivables during period	{38}	$4,182,866
{39}	Purchased Receivables with Scheduled Payment delinquent more than 30 days at end of period	{39}	19,660
{40}	Liquidation Proceeds collected during period	{40}	(1,557,000)
{41}	Net Losses during period {38} + {39} + {40}	{41}	2,645,526
{42}	Net Losses since Initial Cut-off Date (Beginning of Period)	{42}	11,205,256
{43}	Cumulative Net Loss Rate before 50% of 90 Day Delinquencies ({41} + {42}) / {45}	{43}		1.66%
{44}	50% of Receivables with Scheduled Payment delinquent more than 90 days at end of period	{44}	2,734,066
{45}	Original Aggregate Principal Balance plus Pre-Funded Amount as of the Closing Date	{45}	833,333,458
{46}	Cumulative Net Loss Rate ({41} + {42} + {44}) / {45}	{46}		1.99%

{47}	Compliance (Net Loss Test Failure is a Net Loss Rate equal to or greater than 4.80%.)	{47}		yes

Extension Rate
{48}	Principal Balance of Receivables extended during current period	{48}	$14,534,185
{49}	Beginning of Period Aggregate Principal Balance	{49}	615,708,864
{50}	Extension Rate {48} divided by {49}	{50}		2.36%
{51}	Previous Monthly Extension Rate	{51}		2.83%
{52}	Second previous Monthly Extension Rate	{52}		2.00%

{53}	Average Extension Rate ({50} +{51} +{52}) / 3	{53}		2.39%

{54}	Compliance (Extension Test Failure is an Extension Rate equal to or greater than 4.00%.)	{54}		yes

By:	/s/ Connie Coffey
Name:	Connie Coffey
Title:	Senior Vice President, Treasury Reporting
Date:	November 2, 2004